UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2026

HALLIBURTON COMPANY
(Exact name of registrant as specified in its charter)

Delaware	001-03492	75-2677995
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3000 North Sam Houston Parkway East,	Houston,	Texas	77032
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code: (281) 871-2699
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $2.50 per share	HAL	New York Stock Exchange
NYSE Texas, Inc.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 20, 2026, Halliburton Company (“Halliburton”) held its Annual Meeting of Shareholders. Shareholders were asked to consider and act upon:

(1)The election of Directors;
(2)A proposal to ratify the appointment of KPMG LLP as principal independent public accountants to examine the financial statements and books and records of Halliburton for the year 2026;
(3)A proposal to approve on an advisory basis Halliburton's executive compensation;
(4)A proposal to approve the Halliburton Energy Services, Inc. charter amendment;
(5)A proposal to amend and restate the Halliburton Company Stock and Incentive Plan; and
(6)A proposal to amend and restate the Halliburton Company Employee Stock Purchase Plan.

The voting results for each matter are set out below.

1.	Election of Directors: All Director nominees were elected at the Annual Meeting.

	For	Against	Abstain	Broker Non-Votes
A.F. Al Khayyal	619,883,885	11,213,978	932,599	79,598,195
W.E. Albrecht	622,799,328	8,346,068	885,066	79,598,195
M.K. Banks	615,534,123	15,246,464	1,249,875	79,598,195
E.M. Cummings	623,197,722	7,946,408	886,332	79,598,195
M.S. Gerber	608,697,500	22,436,434	896,528	79,598,195
T.A. Leach	619,917,948	7,940,092	4,172,422	79,598,195
R.A. Malone	590,160,463	37,705,146	4,164,853	79,598,195
J.A. Miller	599,536,039	31,594,732	899,691	79,598,195
J.S. Slocum	624,926,490	6,181,575	922,397	79,598,195
M.S. Smith	608,905,689	18,563,203	4,561,570	79,598,195
J.L. Weiss	624,122,565	7,045,282	862,615	79,598,195
T.M. Edwards Young	539,002,964	92,123,434	904,064	79,598,195

2.
Ratification of the appointment of auditors: The proposal to ratify the appointment of KPMG LLP as principal independent public accountants to examine the financial statements and books and records of Halliburton for the year ending December 31, 2026 was approved.

For	674,149,410
Against	36,742,407
Abstain	736,840
Broker Non-Votes	N/A

3.	Advisory approval of executive compensation: The proposal to approve on an advisory basis Halliburton’s executive compensation as described in the proxy statement was approved.

For	608,197,911
Against	21,910,320
Abstain	1,922,231
Broker Non-Votes	79,598,195

4.	Approval of the Halliburton Energy Services, Inc. charter amendment: The proposal to approve the Halliburton Energy Services, Inc. charter amendment was approved.

For	629,853,331
Against	1,221,691
Abstain	955,440
Broker Non-Votes	79,598,195

5.	Amendment and Restatement of the Halliburton Company Stock and Incentive Plan: The proposal to amend and restate the Halliburton Company Stock and Incentive Plan was approved.

For	595,921,363
Against	34,184,673
Abstain	1,924,426
Broker Non-Votes	79,598,195

6.	Amendment and Restatement of the Halliburton Company Employee Stock Purchase Plan: The proposal to amend and restate the Halliburton Company Employee Stock Purchase Plan was approved.

For	626,889,047
Against	4,286,717
Abstain	854,698
Broker Non-Votes	79,598,195

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HALLIBURTON COMPANY

Date: May 20, 2026	By:	/s/ Pamela L. Taylor
Pamela L. Taylor
Vice President, Public Law and Assistant Secretary